Exhibit 32.1

Certification Pursuant to
18U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of Shineco, Inc., (the “Company”) for the period ended June 30, 2005, the undersigned, Yuying Zhang, President and Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 7, 2005

                                                                                    /s/ Yuying Zhang
                                                                                    ________________________
                                                                                    Yuying Zhang